UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
May 20, 2026
Date of report (Date of earliest event reported)
SPS COMMERCE, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-34702	41-2015127
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

333 South Seventh Street, Suite 1000 Minneapolis, Minnesota	55402
(Address of Principal Executive Offices)	(Zip Code)

(612) 435-9400
(Registrant's Telephone Number, Including Area Code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.001 per share	SPSC	The Nasdaq Stock Market LLC (Nasdaq Global Market)
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act
☐

Item 5.02. Departure of Directors or Certain Oﬃcers; Election of Directors; Appointment of Certain Oﬃcers; Compensatory Arrangements of Certain Oﬃcers.

As previously disclosed, on February 10, 2026, Kimberly Nelson, the former Executive Vice President and Chief Financial Officer of the Company, provided the Company with six months’ notice of her intent to retire from the Company. Also as previously disclosed, upon Ms. Nelson’s successor, Joseph Del Preto, assuming the role of Executive Vice President and Chief Financial Officer on March 16, 2026, Ms. Nelson transitioned out of the Chief Financial Officer role on that date, and has continued to serve as an employee of the Company to assist with the transition until her to be determined retirement date.

On May 20, 2026, it was determined that Ms. Nelson’s effective retirement date would be June 1, 2026 (the “Retirement Date”). In order to qualify for retirement treatment under the terms of Ms. Nelson’s equity award agreements, among other requirements, she is to have reached age 58, have at least 10 years of continuous service, and have provided at least six months’ notice of her retirement date. Ms. Nelson has reached age 58 and has continuously served for over 10 years. Due to the sufficient transition period since Mr. Del Preto’s appointment, on May 20, 2026, the Compensation & Talent Committee of the Board of Directors determined to waive the six-month notice period requirement under the definition of “Retirement” in Ms. Nelson’s equity award agreements. As such, Ms. Nelson’s outstanding equity awards will be treated as provided under the retirement provisions of those award agreements upon the Retirement Date. Ms. Nelson will not be entitled to any cash payments or other severance in connection with her retirement.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPS COMMERCE, INC.

Date: May 21, 2026	By:	/s/ JOSEPH DEL PRETO
Joseph Del Preto
Executive Vice President and Chief Financial Officer